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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              December 28, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
________________________                       _________________________________
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
________________________________________________________________________________
(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
________________________________________________________________________________
              (Registrant's telephone number, including area code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth below under Item 2.01 is hereby incorporated by reference into this Item 1.01.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed in a Current Report on Form 8-K filed by Island Pacific, Inc. (the "Company") on November 1, 2007, the Company, on the one hand, and 3Q Holdings Limited , Island Pacific (UK) Limited Company, and Applied Retail Solutions, Inc. (collectively, "Buyer"), on the other hand, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") pursuant to which Buyer agreed to purchase from the Company all of the assets of the Company used in connection with the Company's Island Pacific Merchandising Solutions (IPMS) division (the "Division"), including the "Island Pacific" name and related trademarks, service marks, trade names and all goodwill associated with the name "Island Pacific" (the "Acquisition").

On December 20, 2007, the Company and Buyer entered into an Amending Deed to the Asset Purchase Agreement pursuant to which the parties agreed to amend the Asset Purchase Agreement. The Amending Deed, among other things: (a) revised certain provisions for adjustment to the purchase price; (b) modified the closing deliveries of the parties; and (c) modified certain other rights and obligations of the Company and Buyer in connection with the Acquisition. The Asset Purchase Agreement and the Amending Deed are referred to together herein as the "Acquisition Agreement."

Pursuant to the terms of the Acquisition Agreement, the Acquisition was consummated on December 21, 2007 (the "Closing"). Pursuant to the terms of the Acquisition Agreement, the total purchase price was $16 million, $3 million of which was provided through seller financing, resulting in a cash purchase price of $13 million. After adjustment for cash previously received by the Company, net cash received from Buyer at the Closing totaled $10,872,642. A portion of the net proceeds from the sale were used to reduce the Company's outstanding senior secured indebtedness and convertible notes and the remainder will be used for working capital.

In addition, pursuant to the terms of the Acquisition Agreement, the Company and Buyer entered into the following agreements at Closing:

         o        Bill of Sale;

         o        Transition Services Agreement;

         o        Assignment and Assumption Agreement; and

         o        Trademark Assignment Deed.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement attached as Exhibit 2.1 to the Prior Report. The foregoing description of the Amending Deed does not purport to be complete and is qualified in its entirety by reference to the copy of the Amending Deed which is filed as Exhibit 2.2 to this Current Report and incorporated herein by this reference.

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ITEM 7.01         REGULATION FD DISCLOSURE

The Company issued a press release on December 28, 2007 regarding the Closing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report and the press release attached to this Form 8-K contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and our plans, objectives and expectations. Some forward-looking statements may be identified by use of terms such as "expects," "anticipates," "intends," "estimates," "believes," "projects," "should," "will," "plans" and similar words.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. These forward looking statements include but are not limited to comments with respect to the objectives and strategies of the Company, application of proceeds, our ability to further develop and promote the Retail Pro(R) product line, further penetrate and open global markets, growth opportunities, future financial and operational performance, and change of name and trading symbol, which should be considered in conjunction with the risk factors listed in the Company's Form 10-K for the fiscal year ended March 31, 2007 and other cautionary statements identified from time to time in the Company's filings with the Securities and Exchange Commission. Forward-looking statements should not be regarded as representations by the Company that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
         -----------       -----------
         2.1(1)            Asset Purchase Agreement. In accordance with the
                           instructions to Item 601(b)(2) of Regulation S-B, the schedules and exhibits to the Amending Deed are not filed herewith. The Asset Purchase Agreement identifies such schedules and exhibits, including the general nature of their content. The Company undertakes to provide such schedules and exhibits to the Securities and Exchange Commission upon request.

         2.2               Amending Deed to the Asset Purchase Agreement.

         99.1              Press Release of Island Pacific, Inc. issued on
                           December 28, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              Island Pacific, Inc.

Date:   December 28, 2007                     By: /s/ Barry Schechter
                                                  --------------------
                                              Name:  Barry Schechter
                                              Title: Chief Executive Officer



(1) Filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on November 5, 2007, and incorporated herein by reference.